================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2001

                        COMMISSION FILE NUMBER 000-27548

                                   ----------

                          LIGHTPATH TECHNOLOGIES, INC.

                                   ----------

             (Exact name of registrant as specified in its charter)



                 DELAWARE                                         86-0708398
     (State or other jurisdiction of                          (I.R.S. Employer
      incorporation or organization)                         Identification No.)


            3819 OSUNA, NE
         ALBUQUERQUE, NEW MEXICO                                    87109
(Address of principal executive offices)                          (Zip Code)


              Registrant's telephone number, including area code:
                                 (505) 342-1100

                                   ---------

================================================================================

                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 7. EXHIBITS.

     Exhibit        Description
     -------        -----------

       99.1 Press release dated April 26, 2001, announcing fiscal 2001 third quarter financial results.

ITEM 9. REGULATION FD DISCLOSURE

     The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

     On April 26, 2001, LightPath Technologies, Inc. a Delaware corporation (the "Company"), issued a press release announcing, among other things, fiscal 2001 third quarter financial results. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                        LIGHTPATH TECHNOLOGIES, INC.



                                        By: /s/ Donna Bogue April 26, 2001
                                            ------------------------------------
                                                                     Donna Bogue
                                                               CFO and Treasurer